[PIONEER LOGO]

Pioneer Bond
Fund

ANNUAL REPORT 6/30/97

T a b l e  o f  C o n t e n t s
--------------------------------------------------------------------------------
Letter from the Chairman                                 1
Portfolio Summary                                        2
Performance Update                                       3
Portfolio Management Discussion                          6
Schedule of Investments                                  9
Financial Statements                                    14
Notes to Financial Statements                           20
Report of Independent Public Accountants                24
Trustees, Officers and Service Providers                25
Programs and Services for Pioneer Shareowners           26
The Pioneer Family of Mutual Funds                      29

Pioneer Bond Fund

LETTER FROM THE CHAIRMAN 6/30/97

D e a r  S h a r e o w n e r ,
--------------------------------------------------------------------------------

It is with pleasure that I introduce this annual report for Pioneer Bond Fund, covering the year ended June 30, 1997.

It was a year of uncertainty for bond investors, and emotions and perceptions seemed to be the primary factors moving the bond market. Corrections in the stock market and an economy that was alternately growing and retreating - depending on how data were interpreted - kept bond investors on the lookout for indications of a trend. We are happy to report that even in this challenging environment, your Fund continued to reward shareowners by paying steady dividends and providing a positive total return. The questions and answers in the Portfolio Management Discussion offer details of the Fund's strategy and progress over the past year.

Recently, the stock market has outperformed the bond market. We happen to be in the midst of the longest bull stock market in history, and our concern is that many investors, especially newer ones, see stocks moving only in an upward direction, which will not always be the case. If the stock market slows or retreats, people will be reminded how important it is to diversify among a variety of investments. Bond funds can be an effective way to enhance a portfolio's diversity, liquidity and provide current income. If you haven't taken a look at your portfolio recently, perhaps this is a good time to speak with your investment professional. Varying performance of your investments can change the balance of your portfolio, and you may need to get back on track.

If you have any questions about Pioneer Bond Fund, please contact your investment representative, or Pioneer at 1-800-225-6292. Thank you for your continued support.

Respectfully,

/s/ John F. Cogan, Jr.,

John F. Cogan, Jr.,
Chairman and President

Pioneer Bond Fund

PORTFOLIO SUMMARY 6/30/97

P o r t f o l i o  D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[DESCRIPTION OF PIE CHART]

Corporate 55%
U.S. Government and Agency 40%
Short-Term Cash Equivalents 3%
International 2%

P o r t f o l i o  M a t u r i t y
--------------------------------------------------------------------------------
(Effective life as a percentage of long-term holdings)

[DESCRIPTION OF PIE CHART]

0-2 Years 13%
2-5 Years 30%
5-7 Years 7%
7-10 Years 12%
10-20 Years 23%
20+ Years 15%


1 0  L a r g e s t  H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1. U.S. Treasury Notes, 7.0%, 7/15/06                               6.12%
 2. Government National Mortgage Association II, 8.0%, 4/20/27       4.38
 3. Government National Mortgage Association, 7.5%, 5/15/27          4.30
 4. Government National Mortgage Association, 7.5%, 6/15/27          4.22
 5. U.S. Treasury Notes, 8.5%, 2/14/00                               3.58
 6. U.S. Treasury Bonds, 8.0%, 11/15/21                              3.36
 7. U.S. Treasury Notes, 8.0%, 5/15/01                               3.14
 8. Ford Capital BV, 9.5%, 6/1/10                                    3.02
 9. Delta Air Line Trust, 9.2%, 9/23/14                              2.39
10. Imperial Oil, Ltd., 8.75%, 10/15/19                              2.36

Fund holdings will vary for other periods.

Pioneer Bond Fund

PERFORMANCE UPDATE 6/30/97                                      CLASS A SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                    6/30/97        6/30/96
                             $9.07          $9.08

Distributions per Share      Income         Short-Term         Long-Term
(6/30/96 - 6/30/97)          Dividends      Capital Gains      Capital Gains
                             $0.633              -                   -


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

Average Annual Total Returns
(As of June 30, 1997)

Period           Net Asset      Public Offering
                   Value             Price*
10 Years           8.09%              7.60%
5 Years            6.68               5.70
1 Year             7.09               2.25

[DESCRIPTION OF MOUNTAIN CHART]

     Pioneer Bond Fund*       Lehman Brothers Government/
                              Corporate Bond Index

6/87       9550                   10000
          10239                   10748
6/89      11382                   12076
          12091                   12935
6/91      13316                   14257
          15051                   16278
6/93      16958                   18419
          16744                   18150
6/95      18668                   20467
          19417                   21420
6/97      20794                   23080

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

PERFORMANCE UPDATE 6/30/97                                      CLASS B SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                    6/30/97        6/30/96
                             $9.03          $9.02

Distributions per Share      Income         Short-Term         Long-Term
(6/30/96 - 6/30/97)          Dividends      Capital Gains      Capital Gains
                             $0.538                  -                   -


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

Average Annual Total Returns
(As of June 30, 1997)

Period                 If           If
                      Held      Redeemed*
Life-of-Fund          5.86%        5.06%
(4/4/94)
1 Year                6.24         2.24

[DESCRIPTION OF MOUNTAIN CHART]

     Pioneer Bond Fund*       Lehman Brothers Government/
                              Corporate Bond Index
4/94      10000                   10000
6/94       9896                    9959
           9914                   10009
12/94      9906                   10046
          10327                   10546
6/95      10942                   11230
          11089                   11445
12/95     11600                   11978
          11274                   11698
6/96      11286                   11753
          11439                   11961
12/96     11729                   12326
          11614                   12220
6/97      11690                   12664

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

+ Index comparison begins 4/30/94. The Lehman Brothers Government/Corporate
  Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

PERFORMANCE UPDATE 6/30/97                                      CLASS C SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                    6/30/97        6/30/96
                             $9.02          $9.02

Distributions per Share      Income         Short-Term         Long-Term
(6/30/96 - 6/30/97)          Dividends      Capital Gains      Capital Gains
                             $0.538                  -                   -


I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.


Average Annual Total Returns
(As of June 30, 1997)

Period                 If           If
                      Held      Redeemed*
Life-of-Fund          2.06%        2.06%
(1/31/96)
1 Year                6.13         6.13

[DESCRIPTION OF MOUNTAIN CHART]

     Pioneer Bond Fund*       Lehman Brothers Government/
                              Corporate Bond Index
1/96      10000                   10000
           9766                    9788
3/96       9679                    9706
           9612                    9639
           9620                    9622
6/96       9700                    9751
           9714                    9774
           9687                    9750
9/96       9831                    9924
          10029                   10155
          10207                   10342
12/96     10081                   10227
          10066                   10239
          10087                   10261
3/97       9971                   10139
          10088                   10287
          10174                   10383
6/97      10294                   10507

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns assume are calculated monthly, reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION 6/30/97

Pioneer Bond Fund's nineteenth fiscal year came to a close on June 30, 1997. The bond market was resilient over the past year, recovering from several episodes of investor nervousness and regaining ground lost in the first half of 1996. While the bond market's performance was mixed, Pioneer Bond Fund's results were solid.

For this report, we offer a discussion with portfolio manager Sherman B. Russ, who has overall responsibility for Pioneer's fixed-income department. He has more than 20 years of experience and also heads up the investment team responsible for the day-to-day management of Pioneer Bond Fund.

How did the Fund perform over the past year?
It had a pretty good year, considering the varied conditions in the bond market. The Fund continued to meet its objective of providing current income from a high-quality portfolio, and shareowners received steady dividends each month. The Fund offered a 30-day SEC yield of 5.85% at the end of the period.

The Fund generated a 12-month total return of 7.09% for Class A Shares, compared to a 7.69% average for the 123 funds in Lipper Analytical Services' Corporate Debt A-Rated category. (Returns do not reflect sales charges.) The Fund's slightly lower returns reflected its concentration in high-quality securities. Unlike some funds in Lipper's "high-quality" category, your Fund doesn't contain lower-quality high-yield bonds, which appreciated rapidly as the stock market soared. At all times, at least 85% of the portfolio must be invested in bonds rated A or better by major rating agencies. The average quality rating of Fund holdings was AA on June 30, the same as it was throughout the year.

What happened in the bond market in fiscal 1997?
Investor expectations shaped the market - almost more than actual events. Concern about the pace of economic growth, inflation, changes in interest rates and the volatility in the stock market kept many bond investors on their toes. Throughout the year, however, inflation remained contained despite continued economic expansion, and interest rates generally were low.

Pioneer Bond Fund

Actual events included a sizable correction in the stock market in July 1996, the result of economic reports pointing to "too much" growth. Bond prices fell, as investors expected this growth would trigger an interest-rate hike by the Federal Reserve. When the Fed took no action, the bond market rallied from September until December, when investors in both markets reacted unfavorably to Fed Chairman Alan Greenspan's comments about the stock market's "irrational exuberance."

By February 1997, the bond market had recovered much of the ground lost in late '96. The economy showed substantial growth in the first quarter of 1997, and the Fed increased short-term interest rates one-quarter of a percentage point (0.25%) on March 25. The rate hike didn't have a significant or lasting effect. Because investors acted in advance of the Fed's much-discussed move, bond prices had already moved down, sending yields higher. Bond prices resumed their ascent in April, finishing higher yet in June. As the period closed, the Fed was continuing its "wait and see" attitude.

Against this backdrop, what kind of changes did you make to the portfolio?
At the start of the period, we had the Fund positioned fairly conservatively, watching for interest rates to rise. When they didn't, and the outlook improved, we increased the Fund's position in long-term Treasury bonds from 25% to 34%, since they offered a way to participate in the bond market's generally improving performance. Treasuries also can be traded quickly and give us an efficient way to adjust the portfolio. We reduced Treasury holdings over the first few months of 1997, then built them back up, ending the fiscal year with a 39% position.

We adjusted the Fund's maturity profile as interest rates inched up and down. Last June 30, portfolio holdings had an average effective life of 7.6 years, which we increased to 9.2 years by the end of this June. (Effective maturity takes into account the time left until a bond matures or can be called on demand by the issuer, whichever is sooner.) Over the course of

Pioneer Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION                                    (continued)

the year, we also reduced the Fund's concentration in securities with maturities of five years or less, from 61% to 42%, while increasing the allocation to bonds with longer maturities (7-20 years) from 14% to 35%, favoring them for their stronger income stream. This longer maturity profile represents our bullish stance, as we think interest rates will probably be stable or falling in the near term.

The Fund can, and does, own investment-grade corporate bonds. They performed well, although they did not post the same spectacular gains as high-yield "junk" bonds. Here, the greatest concentration remains in the industrial sector, but the Fund is diversified across other industries as well. We like strong companies with good credit histories. Examples include TCI and Time Warner in media, and Delta and American in airlines. By the end of the year, we had reduced the Fund's position in corporate bonds from 53% to 48%. As time passed, their prices had appreciated and their yields had grown closer to those offered by U.S. government and agency securities, simultaneously bringing gains and reducing our incentive to take on the additional risk involved with corporate issues.

What's your outlook going forward?
We have a positive outlook for bonds, so we are increasing the portfolio's maturity. The economy and markets seem to be moving forward with an "all news is good news" attitude. There are indications that inflation is likely to remain contained, with interest rates staying near their current range. This would be good for almost all bond investors. Even so, an air of nervousness remains about the stock market and, by extension, low-quality bonds. Should investors begin to walk away from stocks, we would expect to see more demand for high-quality securities like those in Pioneer Bond Fund's portfolio. We believe our emphasis on high-quality, conservative investments can help us continue to reward investors with solid returns.

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 6/30/97

Principal
Amount                                                      Value
               INVESTMENT IN SECURITIES - 97.2%
               U.S. Government and Agency
               Obligations - 39.4%
  $   57,068   Federal Home Loan Mortgage Corp.,
               10.0%, 2002                           $   59,695
      95,525   Federal Home Loan Mortgage Corp.,
               10.5%, 2019                              104,506
     131,064   Federal Home Loan Mortgage Corp.,
               REMIC Series 1988-24B, 9.5%, 2005        136,824
   1,000,000   Federal National Mortgage
               Association, 8.8%, 1997                1,002,290
   1,500,000   Federal National Mortgage
               Association, 9.2%, 2000                1,621,980
   1,000,000   Federal National Mortgage
               Association, 10.35%, 2015              1,335,150
      53,946   Federal National Mortgage
               Association, 10.0%, 2019                  58,824
     652,176   Federal National Mortgage
               Association, 11.0%, 2019                 733,874
   2,280,467   Federal National Mortgage
               Association, REMIC Series G94-6VB,
               8.0%, 2003                             2,356,452
   1,076,735   Federal National Mortgage
               Association, REMIC Series 1989-72D,
               8.9%, 2019                             1,122,797
     516,670   Federal National Mortgage
               Association, REMIC Series 1989-19A,
               10.3%, 2019                              561,780
       7,752   Federal National Mortgage
               Association, REMIC Series 1989-19B,
               10.3%, 2019                                8,469
      87,545   Government National Mortgage
               Association, Midget, 10.0%, 2004          92,586
      70,921   Government National Mortgage
               Association II, 9.5%, 2020                76,148
   4,950,000   Government National Mortgage
               Association II, 7.5%, 2027             4,971,978
     263,091   Government National Mortgage
               Association, 10.0%, 2006                 280,213
     323,776   Government National Mortgage
               Association, 10.0%, 2018                 356,154

  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
SCHEDULE OF INVESTMENTS 6/30/97                                    (continued)

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                     Value
                             U.S. Government and Agency
                             Obligations - (continued)
  $   92,938                 Government National Mortgage
                             Association, 9.5%, 2020                   $   100,600
     335,150                 Government National Mortgage
                             Association, 10.0%, 2020                      368,349
   5,034,565                 Government National Mortgage
                             Association, 7.5%, 2027                     5,056,918
   5,034,824                 Government National Mortgage
                             Association, 8.0%, 2027                     5,149,518
     900,778                 Resolution Trust Corp., Series 1992-5A6,
                             9.238%, 2026                                  905,283
   4,000,000                 U.S. Treasury Notes, 8.5%, 2000             4,218,120
   3,500,000                 U.S. Treasury Notes, 8.0%, 2001             3,697,680
   7,000,000                 U.S. Treasury Notes, 7.0%, 2006             7,202,930
   2,000,000                 U.S. Treasury Notes, 8.75%, 2008            2,215,680
   3,500,000                 U.S. Treasury Notes, 8.0%, 2021             3,959,900
                                                                       -----------
                             Total U.S. Government and Agency
                             Obligations (Cost $47,313,332)            $47,754,698
                                                                       -----------
                             Industrials - 31.7%
   1,832,116   BBB-/A3       American Airlines, Inc., 9.71%, 2007      $ 2,044,129
   1,000,000   A/A3          Arco Chemical Co., Deb., 9.8%, 2020         1,245,140
   1,000,000   BBB/Baa1      Ashland Oil Co., 8.8%, 2012                 1,112,860
     500,000   A/A2          Atlantic Richfield Co., Deb., 9.875%,
                             2016                                          623,730
   2,200,000   BBB+/Ba2      Continental Cablevision, 9.5%, 2013         2,507,362
   2,500,000   BBB-/Baa1     Delta Airline Trust, 9.2%, 2014             2,817,175
   2,000,000   BBB+/A3       Federal Express, 8.4%, 2010                 2,162,040
   2,000,000   A-/A3         General Motors Corp., Notes, 9.4%, 2021     2,395,920
   1,000,000   BBB-/Baa2     Georgia-Pacific Corp., Deb., 9.5%, 2022     1,081,650
   2,600,000   AA+/Aa2       Imperial Oil, Ltd., 8.75%, 2019             2,781,714
   1,500,000   A-/A3         John Deere Capital, 8.625%, 2019            1,603,560
   1,000,000   BBB/Ba1       Joy Technologies Co., Sr. Notes, 10.25%,
                             2003                                        1,088,760
   1,500,000   BBB/Baa3      News America Holdings, 10.125%, 2012        1,699,725
   1,000,000   AA/Aa3        Norfolk Southern Corp., Notes, 9.0%,
                             2021                                        1,153,070
   1,000,000   A+/A1         J.C. Penney Company, Inc., Deb., 9.75%,
                             2021                                        1,105,560

  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                     Value
                             Industrials - (continued)
  $2,000,000   BBB/Baa1      Phillips Petroleum Co., Deb., 9.18%,
                             2021                                      $ 2,165,340
   1,500,000   AA/Aa2        Procter & Gamble Co., Notes, 9.36%, 2021    1,803,990
   1,000,000   BBB+/A3       SUPERVALU, Inc., Notes, 8.875%, 2022        1,068,600
   1,250,000   BBB-/Ba1      Tele Communication, Deb., 10.125%, 2022     1,450,275
   1,500,000   BBB-/Baa2     Tenneco, Inc., Notes, 10.075%, 2001         1,656,075
   1,250,000   A+/A1         Texaco Capital Corp., Gtd. Deb., 9.75%,
                             2020                                        1,566,313
   2,000,000   BBB-/Ba1      Time Warner, Inc., Deb., 9.15%, 2023        2,205,200
   1,000,000   AA/Aa2        Wal-Mart Stores, Inc., Deb., 8.50%, 2024    1,064,740
                                                                      ------------
                             Total Industrials (Cost $37,341,250)      $38,402,928
                                                                      ------------
                             Financial - 9.4%
   3,000,000   A+/A1         Ford Capital BV, 9.5%, 2010               $ 3,555,510
   1,500,000   AA/Aa2        GEICO Corp., Deb., 9.15%, 2021              1,649,265
   2,000,000   AAA/Aaa       Standard Credit Card Master Trust Series
                             1991-3A, 8.875%, 1998                       2,056,720
   2,000,000   AAA/Aaa       Standard Credit Card Trust Series
                             1990-6A, 9.375%, 1997                       2,002,600
   1,000,000   A/A2          Transamerica Corp., 9.875%, 1998            1,019,980
   1,000,000   A+/A3         W.R. Berkley, Deb., 8.7%, 2022              1,094,730
                                                                      ------------
                             Total Financial (Cost $11,345,458)        $11,378,805
                                                                      ------------
                             Banks - 12.2%
   1,000,000   A+/A1         Banc One Corp., Sub. Notes, 10.0%, 2010   $ 1,224,900
   1,000,000   A/A3          BankAmerica, Sub. Notes, 9.375%, 2001       1,085,830
   1,000,000   AA-/Aa3       Barclays North American Capital Corp.,
                             Gtd. Sub. Cap. Notes, 9.75%, 2021           1,119,440
   1,000,000   A-/A2         Chase Manhattan, 8.5%, 2002                 1,065,380
   1,000,000   A-/A2         Chemical NY Corp., Sub. Notes, 9.75%,
                             1999                                        1,061,250
   1,250,000   A-/A3         Comerica, Inc., Sub. Deb., 10.125%, 1998    1,296,012
   1,550,000   A-/A2         CoreStates Capital Corp., Gtd. Sub.
                             Notes, 9.375%, 2003                         1,727,134
   1,500,000   A-/A2         First Chicago Corp., Sub. Notes, 10.25%,
                             2001                                        1,672,950

  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 6/30/97                                    (continued)

               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                     Value
                             Banks - (continued)
  $1,500,000   BBB+/A3       Fleet/Norstar Financial Group, Sub.
                             Notes, 9.9%, 2001                         $  1,658,835
   1,000,000   A-/A3         Mellon Financial, Sub. Deb., 9.75%, 2001     1,100,770
   1,000,000   AA-/Aa3       National Westminster Bancorp, Inc., Gtd.
                             Cap. Notes, 9.375%, 2003                     1,124,220
     500,000   AA-/A1        Republic New York Corp., Sub. Notes,
                             9.3%, 2021                                     594,540
                                                                       ------------
                             Total Banks (Cost $14,014,854)            $ 14,731,261
                                                                       ------------
                             Utilities - 2.2%
     500,000   AAA/Aaa       Cooperative Utilities Trust, 10.125%,
                             2019                                      $    541,620
   1,000,000   A/A2          Virginia Electric Power, 8.75%, 2021         1,054,170
   1,000,000   BBB+/Baa1     GTE Corp., Deb., 10.3%, 2017                 1,065,430
                                                                       ------------
                             Total Utilities (Cost $2,634,160)         $  2,661,220
                                                                       ------------
                             Foreign - 2.3%
   1,000,000   AAA/Aaa       Inter-American Development Bank, Notes,
                             9.45%, 1998                               $  1,039,790
   1,000,000   BBB+/A2       Province of Saskatchewan, 9.375%, 2020       1,212,440
     500,000   AAA/Aaa       Tokyo (Metropolis of), Gtd. Bonds,
                             10.375%, 1997                                  507,105
                                                                       ------------
                             Total Foreign (Cost $2,631,187)           $  2,759,335
                                                                       ------------
                             TOTAL INVESTMENT IN SECURITIES (Cost
                             $115,280,241)                             $117,688,247
                                                                       ------------
                             TEMPORARY CASH
                             INVESTMENT - 2.8%
                             Commercial Paper - 2.8%
   3,362,000                 Ford Motor Credit Co., 6.11%, 7/1/97      $  3,362,000
                                                                       ------------
                             TOTAL TEMPORARY CASH INVESTMENT (Cost
                             $3,362,000)                               $  3,362,000
                                                                       ------------
                             TOTAL INVESTMENT IN SECURITIES AND
                             TEMPORARY CASH INVESTMENT - 100%
                             (Cost $118,642,241) (a)(b)                $121,050,247
                                                                       ------------

  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

(a) At June 30, 1997, the net unrealized gain on investments, based on cost for federal income tax purposes of $118,646,069, was as follows:

    Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost            $3,297,999
    Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value              (893,821)
                                                                 -----------
    Net unrealized gain                                           $2,404,178
                                                                 -----------

(b) At June 30, 1997, the Fund had a net capital loss carryforward of $3,720,307 which will expire between 1998 and 2005 if not utilized.

Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 1997 were as follows:

                                        Purchases        Sales
                                     ------------------------------
Long-term U.S. Government              $50,283,325    $30,497,450
Other Long-term Securities              17,234,730     23,496,165

  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

BALANCE SHEET 6/30/97

ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $3,362,000) (cost $118,642,241)               $121,050,247
  Receivables -
    Fund shares sold                                                  189,197
    Interest                                                        2,329,446
  Other                                                                11,662
                                                                 ------------
      Total assets                                               $123,580,552
                                                                 ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                                      $    187,966
    Dividends                                                         198,018
  Due to affiliates                                                   147,803
  Accrued expenses                                                     44,432
                                                                 ------------
      Total liabilities                                          $    578,219
                                                                 ------------
NET ASSETS:
  Paid-in capital                                                $125,278,711
  Accumulated net realized loss on investments                     (4,684,384)
  Net unrealized gain on investments                                2,408,006
                                                                 ------------
      Total net assets                                           $123,002,333
                                                                 ------------

N e t  A s s e t  V a l u e  P e r  S h a r e :
(Unlimited number of shares authorized)
  Class A (based on $98,310,214/10,841,529 shares)               $       9.07
                                                                 ------------
  Class B (based on $20,103,950/2,226,405 shares)                $       9.03
                                                                 ------------
  Class C (based on $4,588,169/508,891 shares)                   $       9.02
                                                                 ------------

M a x i m u m  O f f e r i n g  P r i c e :
  Class A                                                        $       9.50
                                                                 ------------

  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

STATEMENT OF OPERATIONS
For the Year Ended 6/30/97

INVESTMENT INCOME:
  Interest                                                              $9,677,707
                                                                        ----------
EXPENSES:
  Management fee                                            $596,770
  Transfer agent fees
    Class A                                                  196,348
    Class B                                                   45,373
    Class C                                                    6,312
  Distribution fees
    Class A                                                  218,481
    Class B                                                  181,192
    Class C                                                   17,949
  Accounting                                                  83,929
  Custodian fees                                              29,480
  Registration fees                                           48,185
  Professional fees                                           43,682
  Printing                                                    24,200
  Fees and expenses of nonaffiliated trustees                 16,265
  Miscellaneous                                               19,318
                                                            --------
      Total expenses                                                    $1,527,484
      Less fees paid indirectly                                            (22,117)
                                                                        ----------
      Net expenses                                                      $1,505,367
                                                                        ----------
          Net investment income                                         $8,172,340
                                                                        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                      $ (969,154)
  Change in net unrealized gain on investments                             832,463
                                                                        ----------
    Net loss on investments                                             $ (136,691)
                                                                        ----------
    Net increase in net assets resulting from operations                $8,035,649
                                                                        ----------

  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 6/30/97 and 6/30/96

                                                                    Year Ended      Year Ended
                                                                     6/30/97          6/30/96
FROM OPERATIONS:
Net investment income                                              $  8,172,340    $  7,957,548
Net realized loss on investments                                       (969,154)       (759,570)
Change in net unrealized gain on investments                            832,463      (2,778,133)
                                                                   ------------    ------------
  Net increase in net assets resulting from operations             $  8,035,649    $  4,419,845
                                                                   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.63 and $0.64 per share, respectively)                $ (6,943,232)   $ (7,298,352)
  Class B ($0.54 and $0.57 per share, respectively)                  (1,082,662)       (714,880)
  Class C ($0.54 and $0.22 per share, respectively)                    (108,347)         (4,649)
In excess of net investment income:
  Class B ($0.00 and $0.01 per share, respectively)                           -         (34,464)
  Class C ($0.00 and $0.01 per share, respectively)                           -            (189)
                                                                   ------------    ------------
    Total distributions to shareholders                            $ (8,134,241)   $ (8,052,534)
                                                                   ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $ 37,432,588    $ 32,345,460
Reinvestment of distributions                                         5,838,102       5,865,063
Cost of shares repurchased                                          (37,312,197)    (34,931,359)
                                                                   ------------    ------------
  Net increase in net assets resulting from
    fund share transactions                                        $  5,958,493    $  3,279,164
                                                                   ------------    ------------
  Net increase (decrease) in net assets                            $  5,859,901    $   (353,525)

NET ASSETS:
Beginning of year                                                   117,142,432     117,495,957
                                                                   ------------    ------------
End of year (including distributions in excess of net investment
  income of $0 and $50,490, respectively)                          $123,002,333    $117,142,432
                                                                   ------------    ------------

                                   '97 Shares      '97 Amount       '96 Shares      '96 Amount
Class A
Shares sold                         2,220,001     $ 20,119,015       2,099,659     $ 19,598,057
Reinvestment of distributions         561,906        5,097,205         574,935        5,351,873
Less shares repurchased            (3,170,150)     (28,744,746)     (3,229,151)     (30,032,780)
                                   ----------     ------------      ----------     ------------
    Net decrease                     (388,243)    $ (3,528,526)       (554,557)    $ (5,082,850)
                                   ----------     ------------      ----------     ------------
Class B
Shares sold                         1,277,126     $ 11,519,150       1,330,447     $ 12,402,112
Reinvestment of distributions          76,366          689,363          55,012          508,688
Less shares repurchased              (772,104)      (6,961,177)       (528,935)      (4,897,315)
                                   ----------     ------------      ----------     ------------
    Net increase                      581,388     $  5,247,336         856,524     $  8,013,485
                                   ----------     ------------      ----------     ------------
Class C*
Shares sold                           643,707     $  5,794,423          37,622     $    345,291
Reinvestment of distributions           5,723           51,534             497            4,502
Less shares repurchased              (178,517)      (1,606,274)           (141)          (1,264)
                                   ----------     ------------      ----------     ------------
   Net increase                       470,913     $  4,239,683          37,978     $    348,529
                                   ----------     ------------      ----------     ------------

*Class C shares were first publicly offered on January 31, 1996.

  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

FINANCIAL HIGHLIGHTS 6/30/97

                                                             Year Ended  Year Ended   Year Ended
                                                              6/30/97      6/30/96      6/30/95
CLASS A
Net asset value, beginning of year                            $  9.08     $   9.35     $   9.04
                                                              -------     --------     --------
Increase (decrease) from investment operations:
  Net investment income                                       $  0.63     $   0.64     $   0.68
  Net realized and unrealized gain (loss) on investments        (0.01)       (0.27)        0.31
                                                              -------     --------     --------
    Net increase (decrease) from investment operations        $  0.62     $   0.37     $   0.99
Distributions to shareholders:
  Net investment income                                         (0.63)       (0.64)       (0.68)
                                                              -------     --------     --------
Net increase (decrease) in net asset value                    $ (0.01)    $  (0.27)    $   0.31
                                                              -------     --------     --------
Net asset value, end of year                                  $  9.07     $   9.08     $   9.35
                                                              -------     --------     --------
Total return*                                                    7.09%        4.02%       11.48%
Ratio of net expenses to average net assets                      1.14%+       1.19%+       1.14%
Ratio of net investment income to average net assets             6.97%+       6.80%+       7.55%
Portfolio turnover rate                                            48%          39%          37%
Net assets, end of year (in thousands)                        $98,310     $101,957     $110,158
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                   1.12%        1.18%           -
  Net investment income                                          6.99%        6.81%           -

                                                             Year Ended  Year Ended
                                                              6/30/94      6/30/93
CLASS A
Net asset value, beginning of year                            $   9.81    $   9.37
                                                              --------    --------
Increase (decrease) from investment operations:
  Net investment income                                       $   0.67    $   0.70
  Net realized and unrealized gain (loss) on investments         (0.77)       0.44
                                                              --------    --------
    Net increase (decrease) from investment operations        $  (0.10)   $   1.14
Distributions to shareholders:
  Net investment income                                          (0.67)      (0.70)
                                                              --------    --------
Net increase (decrease) in net asset value                    $  (0.77)   $   0.44
                                                              --------    --------
Net asset value, end of year                                  $   9.04    $   9.81
                                                              --------    --------
Total return*                                                    (1.26)%     12.67%
Ratio of net expenses to average net assets                       1.05%       1.10%
Ratio of net investment income to average net assets              6.93%       7.37%
Portfolio turnover rate                                             39%         37%
Net assets, end of year (in thousands)                        $106,659    $112,900
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                       -           -
  Net investment income                                              -           -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

FINANCIAL HIGHLIGHTS 6/30/97

                                                             Year Ended  Year Ended   Year Ended   4/4/94 to
                                                              6/30/97      6/30/96      6/30/95     6/30/94
CLASS B
Net asset value, beginning of period                          $  9.02      $  9.31      $ 9.02       $ 9.23
                                                              -------      -------      ------       ------
Increase (decrease) from investment operations:
  Net investment income                                       $  0.56      $  0.57      $ 0.60       $ 0.14
  Net realized and unrealized gain (loss) on investments        (0.01)       (0.28)       0.31        (0.21)
                                                              -------      -------      ------       ------
    Net increase (decrease) from investment operations        $  0.55      $  0.29      $ 0.91       $(0.07)
Distributions to shareholders:
  Net investment income                                         (0.54)       (0.57)      (0.62)       (0.14)
  In excess of net investment income                                -        (0.01)          -            -
                                                              -------      -------      ------       ------
Net increase (decrease) in net asset value                    $  0.01      $ (0.29)     $ 0.29       $(0.21)
                                                              -------      -------      ------       ------
Net asset value, end of period                                $  9.03      $  9.02      $ 9.31       $ 9.02
                                                              -------      -------      ------       ------
Total return*                                                    6.24%        3.15%      10.57%       (0.73)%
Ratio of net expenses to average net assets                      1.97%+       1.96%+      1.97%        1.92%**
Ratio of net investment income to average net assets             6.12%+       6.01%+      6.60%        6.09%**
Portfolio turnover rate                                            48%          39%         37%          39%
Net assets, end of period (in thousands)                      $20,104      $14,843      $7,338       $1,212
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                   1.96%        1.94%          -            -
  Net investment income                                          6.13%        6.03%          -            -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

FINANCIAL HIGHLIGHTS 6/30/97

                                                          Year Ended   1/31/96 to
                                                            6/30/97      6/30/96
CLASS C
Net asset value, beginning of period                        $ 9.02       $ 9.54
                                                            ------       ------
Increase (decrease) from investment operations:
  Net investment income                                     $ 0.54       $ 0.23
  Net realized and unrealized gain (loss) on investments         -        (0.52)
                                                            ------       ------
    Net increase (decrease) from investment operations      $ 0.54       $(0.29)
Distributions to shareholders:
  Net investment income                                      (0.54)       (0.22)
  In excess of net investment income                             -        (0.01)
                                                            ------       ------
Net decrease in net asset value                             $    -       $(0.52)
                                                            ------       ------
Net asset value, end of period                              $ 9.02       $ 9.02
                                                            ------       ------
Total return*                                                 6.13%       (3.00)%
Ratio of net expenses to average net assets                   2.05%+       2.18%**+
Ratio of net investment income to average net assets          5.83%+       5.79%**+
Portfolio turnover rate                                         48%          39%
Net assets, end of period (in thousands)                    $4,588       $  343
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                1.92%        2.13%**
  Net investment income                                       5.96%        5.84%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

NOTES TO FINANCIAL STATEMENTS 6/30/97

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. The shares of Class A, Class B, and Class C represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that each class of shares can bear different transfer agent and distributions fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities, and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Bond Fund

that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

   The Fund has reclassified $12,391 from paid-in-capital to distributions in excess of net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $32,537 in underwriting commissions on the sale of fund shares during the year ended June 30, 1997.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
   Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Bond Fund

NOTES TO FINANCIAL STATEMENTS 6/30/97                              (continued)

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.NOTES TO FINANCIAL STATEMENTS 6/30/97 (continued)

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 1997, included in due to affiliates is $55,932 payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $24,311 in transfer agent fees payable to PSC at June 30, 1997.

4. Distribution Plan

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to Class A Plan, the fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $67,560 in distribution fees payable to PFD at June 30, 1997.

Pioneer Bond Fund


In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended June 30, 1997, CDSCs in the amount of $77,355 were paid to PFD.

5. Expense Reductions

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended June 30, 1997, the Fund's expenses were reduced by $22,117 under such arrangements.

Pioneer Bond Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

T o  t h e  S h a r e h o l d e r s  a n d  t h e  B o a r d  o f
T r u s t e e s  o f  P i o n e e r  B o n d  F u n d :

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Bond Fund as of June 30, 1997, and the related statement of operations, statements of changes in net assets, and financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of June 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 1, 1997

Pioneer Bond Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Officers
John F. Cogan, Jr., Chairman and
 President
David D. Tripple, Executive Vice President
Sherman B. Russ, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

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                           This page for your notes.

                                      28
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THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
Global/International
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer India Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust*

Tax-Exempt
Pioneer Intermediate Tax-Free Fund
Pioneer Tax-Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund

*Offers Class A and B Shares only


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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[PIONEER LOGO] Pioneer Funds Distributor, Inc.
               60 State Street
               Boston, Massachusetts 02109

               0897-4361
           (c) Pioneer Funds Distributor, Inc.
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